SCHEDULE 14A
                              (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by Registrant                                        (X)
Filed by a Party other than the Registrant                (   )

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission only (as permitted by
      Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

                      METLIFE INVESTORS USA SEPARATE ACCOUNT A
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                     METLIFE INVESTORS USA INSURANCE COMPANY

                       IMPORTANT NEWS FOR CONTRACT OWNERS

                               QUESTIONS & ANSWERS


     We encourage you to read the attached voting information statement in full; however, the following questions and answers represent some typical concerns you might have regarding this document.

Q:   What is this document and why did we send it to you?

A: This voting information statement is being furnished to you in connection with the solicitation of votes by MetLife Investors USA Insurance Company ("MetLife Investors USA") from owners of Capital Strategist and Foresight variable annuity contracts issued by MetLife Investors USA ("Contracts").

     MetLife Investors USA is proposing to substitute the Lord Abbett Bond Debenture Portfolio, a series of Met Investors Series Trust (referred to in this document as "Lord Abbett Bond Debenture" or the "Replacement Portfolio"), in place of the Federated High Income Bond Fund II, a current funding option under each Contract (referred to as "Federated High Income Bond" or the "Current Portfolio").

         Your Contract requires that MetLife Investors USA obtain:

     (a) approval of the substitution by the Securities and Exchange Commission (Commission") and

     (b) approval of Contract owners investing in the Current Portfolio to allow the substitution of the account value invested in the Current Portfolio into the Replacement Portfolio.

     For each class of Contract, the vote required is an affirmative vote by Contract owners representing a majority of outstanding accumulation units in the subaccount investing in the Current Portfolio (the "Subaccount") in order to carry out the proposed substitution for that Contract.

It is expected that Commission approval will be received on or about February 27, 2004.

Q: How will this proposed substitution benefit me?

A: The substitution is expected to provide significant benefits to you as a Contract owner, including:

     o Potential for Better Performance. MetLife Investors USA believes that based on the historical long-term performance records of the Replacement Portfolio and the Current Portfolio, over the long term the performance of the Replacement Portfolio should (although no guarantee can be given) exceed that the Current Portfolio. See page 20.

     o Cost Savings: The Replacement Portfolio's annual operating expenses (both before and after expense limitations and waivers) are lower than those of the Current Portfolio, which in turn could result in potential greater returns.

     For the 2002 fiscal year, Lord Abbett Bond Debenture's total gross expenses were 0.77% compared to 1.02% for Federated High Income Bond. After taking into account expense limitations and waivers, net annual operating expenses were 0.75% for Lord Abbett Bond Debenture and 0.77% for Federated High Income Bond.

     o Operating Efficiencies: Upon the substitution of the Replacement Portfolio for the Current Portfolio, operating efficiencies may be achieved by the Replacement Portfolio because it will have a greater level of assets. Economies of scale could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.



         Additional benefits include:

     o Improved selection of portfolio managers. MetLife Investors USA believes that the investment adviser to the Replacement Portfolio is better positioned to potentially provide consistent above-average performance than the investment adviser to the Current Portfolio.

     o Guaranteed cap on total separate account and Replacement Portfolio expenses: As a condition of the substitution, total combined annualized subaccount and Replacement Portfolio net expenses may not exceed the sum of the 2002 fiscal year combined net expenses for the Current Portfolio and Subaccount for two years following the substitution.

     o No increase in Contract fees and expenses for a period of two years following the substitution, including mortality and expenses risk fees and administration and distribution fees charged to Separate Account A.

     o    No tax liability to Contract owners from the substitution.



Q:   How will the substitution be carried out?

A: MetLife Investors USA will purchase shares of Lord Abbett Bond Debenture to support contract values or fund benefits payable under your Contract in place of Federated High Income Bond.

     The proposed substitution will not be treated as a transfer of Contract value or an exchange of annuity units for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year. In addition, you may make one transfer of Contract value (or annuity exchange) out of Lord Abbett Bond Debenture within 30 days following the proposed substitution without the transfer (or exchange) counting as a transfer of Contract value (or an annuity unit exchange) for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year.

Q:   Why is MetLife Investors USA proposing this change?

A: The proposed substitution is part of an effort by Metropolitan Life Insurance Company and its affiliates, including MetLife Investors USA, to make their variable contracts more efficient to administer and oversee, and therefore more attractive to their customers. MetLife Investors USA believes that since the Replacement Portfolio's prospects for improved performance and lower costs are better than for the Current Portfolio, the proposed substitution is in your best interest.

     As described later, the Replacement Portfolio's long-term performance generally is better than and its total operating expenses are lower than those of the Current Portfolio. Please note that past performance is not an indication of future results.

Q: What effect will the substitution have on fees and expenses? Is there a benefit to me?

A: Yes, the substitution will benefit you as a Contract owner. Both the gross and the net expenses of the Replacement Portfolio will be LOWER than the current gross and net expense ratios of the Current Portfolio. Lower expenses have the potential for generating increased portfolio returns.

Q: Are there differences in the investment objectives of the Current Portfolio and the Replacement Portfolio?

A: The Current Portfolio and the Replacement Portfolio have substantially similar investment objectives. Both Lord Abbett Bond Debenture and Federated High Income Bond seek high current income. Lord Abbett Bond Debenture, in addition, seeks to provide the opportunity for capital appreciation to produce a high total return.

Q:   What happens if the substitution is not approved by Contract owners?

     A: In the event that sufficient votes are not received to approve the proposed substitution for the class of Contract that you hold, the account value you have invested in the Current Portfolio will remain invested in the Current Portfolio. However, effective May 1, 2004, the Federated High Income Bond investment option will no longer be available under the Contract for allocation of additional purchase payments or transfers of Contract value. You will be unable to increase your accumulation units invested in the Current Portfolio after that date.

Q: Who will bear the cost of any expenses associated with carrying out the proposed substitution?

A: MetLife Investors USA will pay all of the costs associated with the proposed substitution. YOU WILL NOT BEAR ANY OF THESE COSTS.

Q:   Whom do I call for more information or to place my vote?

A: You may call MetLife Investors USA at 1-800-284-4536, if you have any questions or for more information.

         You can vote in one of four ways:

     1) Use the enclosed Voting Instruction Card to record your vote of For, Against or Abstain, then return the card in the postpaid envelope provided.
                                       or

     2) Call 1-866-235-4258 and record your vote by telephone. Please have your Voting Instruction Card at hand when you call and enter the 14-digit control number found on the card, then follow the simple in instructions.
                                       or

     3) Fax your completed and signed Voting Instruction Card (both front and back sides) to our vote tabulator at 1-888-796-9932.
                                       or

     4) Visit our website at https://vote.proxy-direct.com and following the instructions for voting via Internet.


Q:   How does MetLife Investors USA Insurance Company recommend that I vote?

A:   MetLife   Investors  USA   recommends   that  you  vote  FOR  the  proposed
     substitution.

Q:   Will my vote make a difference?

A: Yes, your vote is very important. Your vote is needed to ensure that the substitution can be carried out for the Current Portfolio. Your immediate response on the enclosed Voting Instruction Card will help to save on the costs of any further solicitations for Contract owner votes.

     We urge you to vote FOR the proposed substitution. Please note that an abstaining vote is in effect a "no" vote since an affirmative vote of more than 50% of account value in a Current Portfolio is required to approve the substitution.


Q:   What is the deadline for voting?

A: In order for your vote to count, we will need to receive your vote no later than April 23, 2004.

Q:   How do I sign the Voting Instruction Card?

A: Please see "Instructions for Signing Voting Instruction Cards" on the next page.

              INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

     The following general rules for signing Voting Instruction Cards may be of assistance to you.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the Voting Instruction Card form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Card.

3. All Other Accounts: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                 Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . ..      ABC Corp.

         (2)      ABC Corp. . . . . . . . . .  .      John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . .     John Doe

         (4)      ABC Corp. Profit Sharing Plan .     John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . .   Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . .  Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . John B. Smith

         (2)      Estate of John B. Smith . . . . . . John B. Smith, Jr.,
                                                        Executor

                     METLIFE INVESTORS USA INSURANCE COMPANY
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660



[Name]

                                         IMMEDIATE ACTION REQUESTED

Dear Contract Owner:

     You are the owner of a variable annuity contract (a "Contract") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA" or "we"). At your previous direction, MetLife Investors USA through its Separate Account A purchased Primary shares of Federated High Income Bond Fund II (the "Current Portfolio") to support contract values or fund benefits payable under your Contract.

     MetLife Investors USA seeks your approval to substitute Class A shares of Lord Abbett Bond Debenture Portfolio, a series of Met Investors Series Trust, for the shares of the Current Portfolio held to fund your Contract or the benefits payable under such Contract. The proposed substitution is part of an effort by MetLife Investors USA to make its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers.

     In proposing to substitute the Lord Abbett Bond Debenture Portfolio, we believe that this exchange will potentially result in better long-term performance, will reduce expenses for current Contract owners, allow Separate Account A's assets to be more efficiently managed and potentially lead to improved returns due to economies of scale. Accordingly, such a substitution would be beneficial to you and other Contract owners.

     Separate Account A of MetLife Investors USA is the record owner of the Current Portfolio. However, as a Contract owner, you are entitled to vote the number of accumulation units you own in the subaccount of Separate Account A that invests in the Current Portfolio.

     MetLife   Investors  USA   recommends   that  you  vote  FOR  the  proposed
     substitution.

     We realize that this voting information statement will take time to review, but your vote is very important. We ask that you cast your vote in order that we may effect the proposed substitution.

     We have made every effort to make the voting process easy. You may cast your vote by:

     (1) filling out the enclosed Voting Instruction Card and returning it to us;

     (2)  using our toll-free telephone voting facility (1-866-235-4258); or

     (3)  visiting our website https://vote.proxy-direct.com; or

     (4)  faxing your completed Voting Instruction Card to 1-888-796-9932.

     Please read the enclosed voting information statement carefully for details about the proposed substitution. In order for your vote to be given effect, we must receive a properly executed Voting Instruction Card or a telephone, fax, or website vote no later than April 23, 2004 at 4:00 p.m. Pacific Time.

     Please complete, sign, and date the enclosed Voting Instruction Card and promptly return it in the enclosed postage-paid envelope or complete the telephone or facsimile voting or website voting process by following the instructions available at each facility. If we do not receive your completed Voting Instruction Card after a few weeks, you may be contacted by our vote solicitor, Alamo Direct. The vote solicitor will remind you to vote. We apologize in advance for this potential disruption of your affairs but this vote is important to future benefits under your Contract.

     Your vote and participation are very important, and we appreciate your return of the form as soon as possible. You may call MetLife Investors USA at 1-800-284-4536, if you have any questions.

     Thank you for your cooperation and for participating in this important process.

                                        Very truly yours,


                                        Richard C. Pearson
                                        Secretary
                                        MetLife Investors USA Insurance Company

                      METLIFE INVESTORS USA SEPARATE ACCOUNT A
          A Separate Account of MetLife Investors USA Insurance Company

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660


                          VOTING INFORMATION STATEMENT



What is this document and why did we send it to you?

     MetLife Investors USA Insurance Company ("MetLife Investors USA" or "we"), on behalf of its MetLife Investors USA Separate Account A ("Separate Account A"), is furnishing this Voting Information Statement to you in connection with the solicitation of proxies from owners of Capital Strategist and Foresight variable annuity contracts (the "Contracts") issued by MetLife Investors USA having contract values allocated to the subaccount of Separate Account A (the "Subaccount") investing in Primary shares of Federated High Income Bond Fund II, a series of Federated Insurance Series ("Federated High Income Bond" or the "Current Portfolio") as of January 30, 2004 (the "Record Date").

     This Voting Information Statement contains information that you should consider before voting on the proposal before you relating to the substitution of Class A shares of the Lord Abbett Bond Debenture Portfolio, a series of Met Investors Series Trust ("Lord Abbett Bond Debenture" or the "Replacement Portfolio", and together with the Current Portfolio, the "Portfolios"), for the Current Portfolio as an investment option under your Contract. Please read it carefully.

     This Voting Information Statement is being mailed to you and the other Contract owners with Contract values allocated to the Subaccount as of the Record Date on or about __________, 2004.

What is the proposal that I am being asked to consider?

     MetLife Investors USA requests that you consider the following proposal:

     "To approve the substitution of Class A shares of the Lord Abbett Bond Debenture Portfolio, a series of Met Investors Series Trust, for Primary shares of Federated High Income Bond Fund II, a portfolio currently included as an investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

Why is my vote being solicited?

     As a Contract owner having accumulation units representing an investment of Contract value in the Subaccount as of the close of business on the Record Date, you are entitled to vote such accumulation units on the proposed substitution.

     The Contracts and the prospectus for such Contracts condition MetLife Investors USA's ability to carry out the proposed substitution for each Contract on its obtaining, for each class of Contract, the approval of the Contract owners representing the majority of the outstanding accumulation units in the Subaccount as of the Record Date, as well as the approval of the Securities and Exchange Commission (the "Commission"). It is anticipated that the Commission will approve the substitution on or about February 27, 2004.



                            SUMMARY OF PROPOSED SUBSTITUTION

     This section summarizes the primary features and consequences of the substitution. It may not contain all of the information that is important to you. To understand the substitution, you should read this entire Voting Information Statement.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Voting Information Statement.

Why is MetLife Investors USA proposing the substitution?

     MetLife Investors USA believes that the proposed substitution will potentially result in better long-term performance, will reduce expenses for current Contract owners, allow Separate Account A's assets to be more efficiently managed and potentially could lead to improved returns due to economies of scale.

     The substitution is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by Metropolitan Life Insurance Company ("MetLife") and its affiliates. The proposed substitution is part of an effort by MetLife and its affiliates, including MetLife Investors USA, to standardize investment options across similar products thereby making its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers. MetLife Investors USA believes that because the Replacement Portfolio's prospects for improved long-term performance and lower costs are better than for the Current Portfolio, the proposed substitution is in your best interests as a Contract owner.

     MetLife Investors USA considered the fact that Lord Abbett Bond Debenture's long-term performance generally has been better than that of the Current Portfolio. Although the Current Portfolio's performance for the one-year period ended December 31, 2003 exceeded that of Lord Abbett Bond Debenture for the same period, Lord Abbett Bond Debenture's long-term historical performance was comparable to that of the Current Portfolio for the three-year period ended December 31, 2003 and exceeded that of the Current Portfolio for the five-year period ended December 31, 2003. Please note that past performance is not an indication of future results.

     MetLife Investors USA also considered the fact that total expenses, both gross and net, for the Replacement Portfolio are lower than those of the Current Portfolio. MetLife Investors USA also noted that the current expense waiver in effect for Federated High Income Bond is not a contractual obligation. There is no guarantee that this expense waiver will remain in effect in the future. With respect to Lord Abbett Bond Debenture, the expense limitation is contractually guaranteed through April 30, 2004. The gross expenses of the Portfolios for the fiscal year 2002 without such expense limitations and waivers would have been 1.02% for Federated High Income Bond and 0.77% for Lord Abbett Bond Debenture.

     MetLife Investors USA also considered the future growth prospects of the Replacement Portfolio. At the current time, various variable life insurance and variable annuity contracts being actively marketed by MetLife and its affiliates offer the Replacement Portfolio. Similarly, as part of the standardization process, the Replacement Portfolio is also being substituted for various other mutual funds invested in by subaccounts of other MetLife affiliates. This should, along with the proposed substitution, further increase the Replacement Portfolio's net assets, which are currently at approximately $1 billion as of December 31, 2003. Economies of scale could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.

     In contrast, MetLife Investors USA believes that there is little likelihood that significant additional assets, if any, will be allocated to the Current Portfolio under the Contract. Because of the cost of maintaining this Portfolio as investment options under the Contracts, it is therefore in the interest of Contract owners to substitute the Replacement Portfolio with its potential for economies of scale. Further, in the event that the proposed substitution does not occur (because either Contract owners or the Commission does not approve it or for another reason), the Subaccount will no longer be available under that Contract for allocation of purchase payments or transfers of Contract value as of May 1, 2004. Therefore, you will be unable to increase your accumulation units in the Subaccount investing in the Current Portfolio after that date.

          Though not a principal reason for the proposed substitution, the substitution would have the effect of transferring Contract values to an investment portfolio managed by an affiliated person of MetLife Investors USA, thereby increasing the management fees received by that affiliated person.

How will the substitution be accomplished?

          The substitution will take place at relative net asset value with no change in the amount of your Contract's value, cash value or death benefit or in the dollar value of your investment in Separate Account A. The Primary shares of the Current Portfolio will be either redeemed for cash or for portfolio securities, which will be used to purchase Class A shares of the Replacement Portfolio. MetLife Investors USA will pay all of the costs associated with the substitution, including the costs of solicitation such as the preparation and mailing of this Voting Information Statement and the Voting Information Card, the solicitation of votes, and legal and other expenses. YOU WILL NOT BEAR ANY OF THESE COSTS.

     The substitution is expected to be completed on or about April 30, 2004.



How will the substitution affect me?

     It is anticipated that the substitution will provide certain benefits to you.

          The most significant of these benefits are as follows:

o POTENTIAL FOR Better Performance: MetLife Investors USA believes that based on the historical long-term performance records of the Portfolios, over the long term the performance of the Replacement Portfolio should (although no guarantee can be given) exceed that of the Current Portfolio.

o COST SAVINGS: The annual operating expenses of the Replacement Portfolio are less than those of the Current Portfolio. For the 2002 fiscal year, Lord Abbett Bond Debenture's total gross expenses for its Class A shares were 0.77% compared to 1.02% for Federated High Income Bond's Primary shares. Lord Abbett Bond Debenture's annual net operating expense ratio was 0.75% for its Class A shares compared to 0.77% for the Primary shares of Federated High Income Bond.

o OPERATING EFFICIENCIES: Upon the substitution of the Replacement Portfolio for the Current Portfolio, operating efficiencies may be achieved by the Replacement Portfolio because it will have a greater level of assets. As of December 31, 2003, the Replacement Portfolio's total net assets were approximately $1 billion.

     Economies of scale may be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.


     Other benefits resulting from the substitution include:

o    You will not incur any fees or charges as a result of the substitution.

o    You will have no tax liability resulting from the substitution.

o The substitution will result in an improved selection of portfolio managers. MetLife Investors USA believes that the investment adviser to the Replacement Portfolio is better positioned to potentially provide consistent above-average performance than the investment adviser to the Current Portfolio.

o As a condition of the substitution, combined annualized net expenses of Separate Account A (or the subaccount) and the Replacement Portfolio may not exceed the total combined 2002 fiscal year net expenses for the Current Portfolio and the Separate Account A (or the Subaccount) for two years following the substitution.

o No increase in Contract fees and expenses for a period of two years following the substitution, including mortality and expenses risk fees and administration and distribution fees charged to Separate Account A.



     The substitution will not cause your Contract rights or MetLife Investors USA's responsibilities under the Contracts to be altered in any way. The value of your Contract, the amount of your death benefit and the dollar value of your investments in any of the subaccounts of Separate Account A will remain the same immediately following the substitution. Your Contract values will remain allocated to Separate Account A, which will invest in the Replacement Portfolio after the substitution. After the substitution your Contract values will depend on the performance of the Replacement Portfolio rather than that of the Current Portfolio.

     Like the Current Portfolio, the Replacement Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to Separate Account A (not to you) once a year. These dividends and distributions will continue to be reinvested by MetLife Investors USA in additional Class A shares of the Replacement Portfolio.

What will be the primary federal tax consequences of the substitution?

     We believe that you will not be subjected to any federal tax liabilities as a result of the substitution.

                               SUMMARY OF PORTFOLIO INFORMATION

     The following discussion is primarily a summary of certain parts of the prospectuses for the Current Portfolio and the Replacement Portfolio. As a Contract owner invested in the Current Portfolio, you should already have a current prospectus for the Current Portfolio. You may request the current prospectus for the Replacement Portfolio, free of charge, by calling MetLife Investors USA at 1-800-284-4536, or by writing to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660. Information contained in this Voting Information Statement is qualified by more complete information set forth in such prospectuses, which are incorporated by reference herein.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

     The investment objective of the Replacement Portfolio is substantially similar to that of the Current Portfolio, and the investment strategies and risks of each Portfolio are similar.

     The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of its respective Board of Trustees without shareholder approval.

     The following tables summarize a comparison of the Replacement Portfolio to the Current Portfolio with respect to their investment objectives and principal investment strategies, as set forth in each Portfolio's prospectus and statement of additional information.



   ----------------------------- --------------------------------------------------------------------------
                                 Lord Abbett Bond Debenture (the Replacement Portfolio)
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------


   Investment Objective          To provide high current income and the opportunity for capital appreciation to produce a high total return.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Normally invests substantially all of its net assets in high yield and
   Strategies                    investment grade debt securities and securities convertible into common stock. Up to 80% of the Portfolio's total assets may be invested in high yield/high risk debt securities (junk bonds). At least 20% of the
                                 Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. government securities and cash equivalents.

                                 Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to
                                 12 years.

                                 The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

                                 Up to 20% of the Portfolio's assets may be invested in foreign debt securities.

                                 The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Portfolio's investment adviser's assessment of their potential value. The Portfolio's investment adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks.

                                 Capital appreciation may be obtained by investing in (i) debt securities when the trend of interest rates is expected to be down; (ii)
                                 convertible debt or debt securities with warrants attached entitling the holder to purchase common stock; (iii) debt securities of issuers in financial difficulties when, in the view of the Portfolio's investment adviser, the problems giving rise to such difficulties can be successfully resolved; and (iv) equity securities.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 Federated High Income Bond
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          To seek high current income.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          The Portfolio invests primarily in a diversified portfolio of junk
   Strategies                    bonds.

                                 The Portfolio primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States.

                                 The Portfolio's invest adviser selects securities seeking high yields, low relative credit risk and high portfolio diversification.  There is no minimal acceptable rating for a security to be purchased or held by the Portfolio and the Portfolio may purchase and hold unrated securities whose issuers are in default.

                                 The investment adviser does not target an average maturity for the
                                 Portfolio's portfolio holdings.
   ----------------------------- --------------------------------------------------------------------------


     The principal risks of investing in the Replacement Portfolio are similar to those of investing in the Current Portfolio. They include:

o Interest Rate Risk-- the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit Risk-- the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on an obligation on a timely basis

o High Yield Debt Security Risk-- lower-rated debt securities (junk bonds) are less secure financially and more sensitive to downturns in the economy and are more subject to credit risk and market risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices

o Foreign Investment Risk-- investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S.
     and foreign issuers and markets are subject


     The Current Portfolio and the Replacement Portfolio may invest some or all of their assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities. For a detailed discussion of the Portfolios' risks, see the section entitled "Risks of the Portfolios" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Portfolio's prospectus and statement of additional information.

How do the Portfolios' fees and expenses compare?

     Lord Abbett Bond Debenture has both a lower gross and a lower net expense ratio than Federated High Income Bond.

     You will not incur any fees or charges as a result of the substitution.

     The following tables allow you to compare the various fees and expenses that you would pay as a result of Separate Account A buying and holding shares of each of the Portfolios.

     The amounts for the shares of the Portfolios set forth in the following tables and in the examples are based on the expenses for the Portfolios for the fiscal year ended December 31, 2002 as adjusted to reflect current expense limitations and waivers and are expressed as a percentage of each Portfolio's average daily net assets.

     The Primary shares of the Current Portfolio and of the Class A shares of the Replacement Portfolio are not charged any initial or deferred sales charge, or any other transaction fees. Neither the Replacement Portfolio's Class A shares nor the Current Portfolio's Primary shares are subject to Rule 12b-1 fees. The Primary shares of the Current Portfolio are subject to a shareholder services fee of 0.25%, which is currently being waived by the shareholder services provider, and therefore not being charged to shareholders of the Portfolio.

     THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY METLIFE INVESTORS USA UNDER YOUR CONTRACT.




         Fees and Expenses (as a percentage of average daily net assets)

    ----------------------------------------------- -------------------- ------------------
                                                      Federated High     Lord Abbett Bond
                                                        Income Bond          Debenture

                                                     (Primary shares)    (Class A shares)
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------

    Management Fees                                        0.60%               0.60%
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------
    12b-1 Fees                                             ----                ----
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------
    Shareholder Services Fee                                0.25%(1)           ----
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------
    Other Expenses                                         0.17%               0.17%
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------
    Total Annual Portfolio Operating Expenses              1.02%              0.77%*
    Before Expense Waiver / Reimbursement
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------
    Expense Waiver / Reimbursement                         0.25%(1)            0.02%
    ----------------------------------------------- -------------------- ------------------
    ----------------------------------------------- -------------------- ------------------
    Total Net Annual Portfolio Operating Expenses          0.77%               0.75%
    After Expense Waiver / Reimbursement
    ----------------------------------------------- -------------------- ------------------


(1) Primary shares did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2002 or during the fiscal year ended December 31, 2003. MetLife Investors USA believes that the Primary shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ended December 31, 2004.

* Lord Abbett Bond Debenture's Manager and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.75% through April 30, 2004 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of Met Investors Series Trust's Board of Trustees, be repaid to the Manager.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Current Portfolio versus the Replacement Portfolio. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                       Lord Abbett Bond Debenture

                                 One Year           Three Years          Five Years           Ten Years
          Class A                   $77                 $245                $427                 $955
          shares*
          ----------------- -------------------- ------------------- -------------------- -------------------

         *  Assumes that expense limitation remains in effect only through April 30, 2004.

          ----------------- ---------------------------------------------------------------------------------
                                                       Federated High Income Bond
                                 One Year           Three Years          Five Years           Ten Years
          Primary shares**         $104                 $325                $563                $1,248
          ----------------- -------------------- ------------------- -------------------- -------------------
         **Assumes that the Primary shares' operating expenses are before waivers.




How do the Portfolios' performance records compare?

     Although the Current Portfolio's performance for the one-year period ended December 31, 2003 exceeded that of Lord Abbett Bond Debenture for the same period, Lord Abbett Bond Debenture's long-term historical performance was comparable to that of the Current Portfolio for the three-year period ended December 31, 2003 and exceeded that of the Current Portfolio for the five-year period ended December 31, 2003.

     The following table shows how the Class A shares of the Replacement Portfolio and the Primary shares of the Current Portfolio have performed in the past. Past performance is not an indication of future results.

     PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


     The table lists the average annual total return of the Class A shares of Lord Abbett Bond Debenture and the Primary shares of Federated High Income Bond for the past one, three, and five years and since inception through December 31, 2003. This table includes the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance to its respective benchmarks. A description of such benchmarks follows the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.



         Average Annual Total Return (for the period ended 12/31/2003)

       ------------------------- ------------- ------------- ------------ --------------- --------------
                                    1 Year       3 Years       5 Years         From         Inception
                                    Ended         Ended         Ended     Inception to        Date
                                                                                    ---       ----
                                   12/31/03      12/31/03     12/31/03       12/31/03
                                   --------      --------     --------       --------
       ------------------------- ------------- ------------- ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ --------------- --------------

       Lord Abbett Bond             19.52%        7.30%         5.20%         7.86%          05/01/96
       Debenture-- Class A
       shares
       ------------------------- ------------- ------------- ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ --------------- --------------
       Credit Suisse First          27.93%        11.74%        6.43%         7.11%(1)
       Boston High Yield Index
       ------------------------- ------------- ------------- ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ --------------- --------------
       Lehman Aggregate Bond        4.11%         7.57%         6.62%          7.51%(1)
       Index
       ------------------------- ------------- ------------- ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ --------------- --------------

       ------------------------- ------------- ------------- ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ --------------- --------------
       Federated High Income        22.22%        7.90%         3.18%         6.23%         03/01/94
       Bond--Primary shares
       ------------------------- ------------- ------------- ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ --------------- --------------
       Lehman Brothers Single         26.60%        9.54%         4.17%       6.27%(2)
       B Rated Index
       ------------------------- ------------- ------------- ------------ --------------- --------------


         (1) Date of Index performance is from 05/01/96.

         (2) Date of Index performance is from 02/28/94.



     The Credit Suisse First Boston High Yield Index is representative of the lower rated debt (including non-convertible preferred stocks) investments in Lord Abbett Bond Debenture.

     The Lehman Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

     The Lehman Brothers Single B Rated Index is a proprietary unmanaged index of Single B-rated securities.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The substitution will not affect your right to purchase and redeem shares, to change among MetLife Investors USA's subaccount options, to annuitize, and to receive distributions as permitted by your Contract. After the substitution, you will be able under your current Contract to purchase additional Class A shares of the Replacement Portfolio.

     MetLife Investors USA will not exercise any right it may have under the Contracts to impose restrictions or additional restrictions on, or charges for, Contract value transfers or annuity unit exchanges made under the Contracts for a period of at least 30 days following the proposed substitution (other than with respect to market timing activity).

         In addition, you will:

o before the proposed substitution occurs, be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccount to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under your Contract; and

o during the 30 days after the proposed substitution, be permitted to make a transfer of Contract value (or annuity unit exchange) from the subaccount investing in the Replacement Portfolio to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under your Contract.



     Effective May 1, 2004, the Subaccount investing in Federated High Income Bond will no longer be available under the Contracts for allocation of additional purchase payments or transfers of Contract value regardless of whether or not the substitution is approved.



Who  will be the  Adviser  and  Portfolio  Manager  of my  Portfolio  after  the
substitution?   What  will  the  management  and  advisory  fees  be  after  the substitution?

     The types of investment advisory and administrative services provided to the Replacement Portfolio are comparable to the types of investment advisory and administrative services provided to the Current Portfolio.



         Management of the Portfolios

     The overall management of the Replacement Portfolio is the responsibility of, and is supervised by, the Board of Trustees of Met Investors Series Trust.

         Manager

     Met Investors Advisory LLC (the "Manager") is the investment manager for the Replacement Portfolio. The Manager selects and pays the fees of Lord, Abbett & Co. LLC (Lord Abbett Bond Debenture's investment adviser) and monitors its investment program.

         Facts about the Manager:

         -------------------------------------------------------------------

          The Manager is an affiliate of MetLife.

          The Manager manages, a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $___ billion as of December 31, 2003.

          The Manager is located at 22 Corporate Plaza Drive, Newport Beach, California 92660.
          --------------------------------------------------------------------

     The Manager and Met Investors Series Trust have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a portfolio of Met Investors Series Trust (including the Replacement Portfolio) pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, Contract owners would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

     The substitution will permit the Manager, under this exemptive order, to hire, monitor and replace sub-advisers as necessary to seek optimal performance and to ensure a consistent investment style.

         Adviser

     Lord, Abbett & Co. LLC (the "Adviser") is the investment adviser to Lord Abbett Bond Debenture. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for Lord Abbett Bond Debenture, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.



         Facts about the Adviser:

         ---------------------------------------------------------------------

          The Adviser has been an investment manager for over 70 years.

          The Adviser had assets under management of approximately $___ billion as of December 31, 2003.

          The Adviser is located at 90 Hudson Street, Jersey City, New Jersey 07302.
          ---------------------------------------------------------------------

         Portfolio Management

     The Adviser uses a team of investment managers and analysts acting together to manage Lord Abbett Bond Debenture's investments. Christopher J. Towle, Partner of the Adviser, heads the team. Mr. Towle has been with the Adviser since 1988.

         Management Fees

     For its management and supervision of the daily business affairs of the Replacement Portfolio, the Manager is entitled to receive a monthly fee at the annual rate of 0.60% of the first $500 million of the Portfolio's average daily net assets plus 0.55% of such assets over $500 million.

         Expense Limitation Agreement

     In the interest of limiting expenses of the Replacement Portfolio until April 30, 2004, the Manager has entered into an expense limitation agreement with Met Investors Series Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Replacement Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.75% of daily net assets.

     The Replacement Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Replacement Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the 0.75% percentage limit. Consequently, no reimbursement by the Replacement Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than 0.75%; and (ii) the payment of such reimbursement has been approved by Met Investors Series Trust's Board of Trustees.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Replacement Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

         Advisory Fees

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to the Replacement Portfolio. The Portfolio does not pay a fee to the Adviser.


                         THE PROPOSED SUBSTITUTION

How will the substitution be carried out?

     MetLife Investors USA and Separate Account A have submitted an application to the Commission requesting approval of the proposed substitution of Class A shares of Lord Abbett Bond Debenture for Primary shares of Federated High Income Bond. If completed, the proposed substitution will result in MetLife Investors USA's redemption, in cash or "in-kind", of shares of the Current Portfolio. MetLife Investors USA will then use the proceeds (either cash or portfolio securities) of such redemption to purchase shares of the Replacement Portfolio. We anticipate that the Commission will approve the substitution on or about February 27, 2004.

     If approved, the proposed substitution will take place at relative net asset value with no change in the amount of your Contract value or death benefit or in the dollar value of your investment in the Subaccount that is presently invested in the Current Portfolio. You will not incur any fees or charges as a result of the proposed substitution and your rights and MetLife Investors USA's obligations under your Contract will not be altered in any way. All applicable expenses incurred in connection with the proposed substitution will be paid by MetLife Investors USA. In addition, the proposed substitution will not subject you to any federal income tax liability.

     The fees and charges that you pay under your Contract will not increase as a result of the proposed substitution. To the extent that the annualized expenses of the Replacement Portfolio during the twenty-four months following the substitution exceeds, for each fiscal period, the 2002 net expense level of the Current Portfolio, MetLife Investors USA will reduce Separate Account A (or subaccount) expenses under the Contract. Therefore, for two years following the proposed substitution, combined net expenses for the Replacement Portfolio and Separate Account A (or the subaccount invested in the Portfolio) will be no greater than the sum of the net expenses of the Current Portfolio and of Separate Account A (or the Subaccount) for the 2002 fiscal year. Nonetheless, after two years following the proposed substitution, the net expense levels for the Replacement Portfolio could be but are not anticipated to be higher than the 2002 net expense level for the Current Portfolio, but would not be offset by a reduction in subaccount expenses. In such an event, you may bear greater expenses than you would had the proposed substitution not occurred.

     You are entitled to approve or disapprove the proposed substitution. The proposed substitution will not take place for a class of Contract without the approval of Contract owners representing a majority of the accumulation units of the Subaccount for that class of Contract as of the Record Date.

     MetLife Investors USA intends to effect the proposed substitution on or about April 30, 2004, following the issuance of an order of approval by the Commission, the approval of the proposed substitution by Contract owners, and any approval required by state insurance regulators.



                             RISKS OF THE PORTFOLIOS

Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the similar investment objectives and investment policies of the Current Portfolio and the Replacement Portfolio. The risks of the Replacement Portfolio are described in greater detail in the Portfolio's Prospectus.

What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.




---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Lord Abbett Bond Debenture               Normally invests substantially all of its net assets in high yield and investment grade debt securities and securities convertible into common stock.

                                         Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.


---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Federated High Income Bond               Invests primarily in a diversified portfolio of junk bonds.

                                         The Portfolio may invest in debt securities of any maturity; average maturity as of 12/31/03 was 4.42 years and duration was 3.21 years.
---------------------------------------- ------------------------------------------------------------------------


     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio invests a significant portion of its assets in debt securities and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Lord Abbett Bond Debenture               Normally invests substantially all of its assets in high yield and investment grade debt securities and convertible securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Federated High Income Bond               Invests primarily in a diversified portfolio of junk bonds.
---------------------------------------- ------------------------------------------------------------------------


     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since each Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.




---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to High Yield Debt
                                         Security Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Lord Abbett Bond Debenture               May invest up to 80% of its total assets in junk bonds.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Federated High Income Bond               Invests primarily in a diversified portfolio of junk bonds.
---------------------------------------- ------------------------------------------------------------------------


     High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Portfolios may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Foreign Investment Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Lord Abbett Bond Debenture               Up to 20% of the Portfolio's assets may be invested in foreign debt securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Federated High Income Bond               Primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the
                                         United States.
---------------------------------------- ------------------------------------------------------------------------


     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Are there any other risks of investing in each Portfolio?

     Derivative risk. Federated High Income Bond may gain exposure to the high yield debt market by investing a portion of the Portfolio's assets in derivative contracts related to a high-yield index. This type of investment could subject the Portfolio to various risks associated with derivative instruments. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Lord Abbett Bond Debenture currently does not use derivatives.

     Risks associated with equity securities. Although not currently a principal investment strategy, Lord Abbett Bond Debenture may also invest up to 20% of its net assets in equity securities of large capitalization companies including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. As a result, Lord Abbett Bond Debenture is also subject to the following risks:

     Market risk. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.

     Market capitalization risk. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than the Portfolio, which invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

     Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.


                              GENERAL VOTING INFORMATION

Who is eligible to vote?

     A Contract owner is entitled to one vote for each accumulation unit that the owner owns in the Subaccount.

     As of the Record Date, the total number of accumulation units held in the Subaccount for each class of Contract and entitled to vote was:



---------------------------------------- --------------------------------------
Contract                                 Number of Subaccount Units
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Capital Strategist
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Foresight
---------------------------------------- --------------------------------------


     For each class of Contract, approval of the proposed substitution requires the affirmative vote of a majority of the Subaccount's outstanding accumulation units held by owners of that Contract on the Record Date.

     To the knowledge of MetLife Investors USA, no owner beneficially owned, directly or indirectly, Contracts representing more than 5% of the accumulation units in the Subaccount as of the Record Date.

     To the knowledge of MetLife Investors USA, none of the directors or officers of MetLife Investors USA, individually or as a group, beneficially own, directly or indirectly, over 1% of the outstanding accumulation units of the Subaccount as of the Record Date. Any beneficial financial interest that MetLife Investors USA may have in the Subaccount is immaterial in relation to the interests of owners and MetLife Investors USA will not cast any votes.

How do I vote on the substitution proposal?

     If you properly execute and return the enclosed Voting Instruction Card to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660 by April 23, 2004 at 4:00 p.m. Pacific Time (the "Voting Deadline"), MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA may disregard any Voting Instruction Cards received after the Voting Deadline. Votes attributable to Voting Instruction Cards that are properly executed and returned but are not marked "For" or "Against" the proposed substitution, will be counted as "For." A vote to "Abstain" will have the effect of a vote "Against" the proposed substitution.

     You also may vote by telephone by calling 1-866-235-4258 and following the instructions, faxing your Voting Instruction Card (both front and back) to 1-888-796-9932, or by visiting our voting agent's website https://vote.proxy-direct.com and following the instructions. If you cast your telephone, facsimile or website vote by the Voting Deadline, MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA may disregard any votes cast by telephone or facsimile or at the website after the Voting Deadline (or any extension of the Voting Deadline). MetLife Investors USA or its voting agent will use reasonable procedures to (such as requiring an identification number) to verify the authenticity of voters using the telephone, facsimile or website voting facilities. Your voting authentication number is found on the accompanying Voting Instruction Card.

Can I change my vote after I have submitted it?

     Any Contract owner who has submitted a Voting Instruction Card has the right to change his or her vote at any time prior to the Voting Deadline by submitting a letter requesting the change or a later-dated Voting Instruction Card that MetLife Investors USA receives at the above address on or before the Voting Deadline. If MetLife Investors USA does not receive sufficient votes to approve the proposal, it may extend the Voting Deadline and conduct a further solicitation of votes.

     MetLife Investors USA will solicit votes primarily by mail, but may supplement this effort by telephone calls, telegrams, e-mails, personal interviews, and other communications by officers, employees, and agents of MetLife Investors USA or its affiliates. In addition, Alamo Direct has been retained to assist in the solicitation of votes. It is expected that the cost of retaining Alamo Direct for such solicitation will be approximately $__________. The costs for solicitation of votes, like the other costs associated with the substitution, will be borne by MetLife Investors USA.

     METLIFE INVESTORS USA INSURANCE COMPANY RECOMMENDS THAT YOU VOTE TO "APPROVE" THE PROPOSED SUBSTITUTION.


                          GENERAL INFORMATION

MetLife Investors USA Insurance Company

     MetLife Investors USA is a stock life insurance company organized under Delaware Law in 1960. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, in the District of Columbia and all states except New York. Its principal executive offices are located at 22 Corporate Plaza Drive, Newport Beach, California 92660.

     MetLife Investors USA is a wholly-owned subsidiary of MetLife Investors Group, Inc. MetLife Investors Group, Inc., in turn, is an indirect wholly-owned subsidiary of MetLife, Inc., the parent of MetLife. MetLife, Inc. is listed on the New York Stock Exchange and, through its affiliates, is a leading provider of insurance and other financial products and services to individuals and groups.

MetLife Investors USA Separate Account A

     Separate Account A is a separate investment account of MetLife Investors USA established under Delaware law on May 29, 1980. Each subaccount invests in a corresponding portfolio of an open-end management investment company. The variable annuity contracts that invest in the Current Portfolio, including your Contract, have been issued through Separate Account A and interests in Separate Account A offered through such variable annuity contracts have been registered under the Securities Act of 1933, as amended (the "1933 Act"). Separate Account A is registered the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust type of investment company.

Met Investors Series Trust

     Shares of Met Investors Series Trust are sold exclusively to insurance company separate accounts to fund benefits under variable annuity contracts and variable life insurance policies sponsored by MetLife Investors USA and its affiliates, or employer pension and profit sharing plans. Met Investors Series Trust is a Delaware statutory trust organized on July 27, 2000. Met Investors Series Trust is registered under the 1940 Act as open-end management investment companies of the series type, and its securities are registered under the 1933 Act. Met Investors Series Trust currently offers 21 series.

Service Providers

     MetLife Investors Distribution Company, an indirect wholly-owned subsidiary of MetLife Investors Group, Inc. located at 22 Corporate Plaza Drive, Newport Beach, California 92660, is the principal underwriter for Separate Account A and for Met Investors Series Trust.

Owner Proposals

     Contract owners have no rights under the Contracts to put voting proposals before the owners.

Prospectuses and Annual Reports

     Upon request, MetLife Investors USA will furnish, without charge, a copy of the most recent annual and semi-annual shareholder reports and current prospectuses and statements of additional information for the Replacement Portfolio and for the Current Portfolio, respectively. To request any of these, please call MetLife Investors USA at 1-800-284-4536, or write to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660. Each of these documents is incorporated by reference in this document. (This means that it is legally considered to be a part of this Voting Information Statement.)

     You can also obtain copies of any of these documents without charge on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following email address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Dissenter's Rights of Appraisal

     Taken together, Delaware Insurance law and the terms of the Contracts do not appear to provide appraisal rights to investors, such as Contract owners, beyond their right to receipt of the cash surrender value of their Contracts. MetLife Investors USA believes that, for transactions such as the proposed substitution, this requires, in effect, that accumulation units have a value equal to their net asset value determined as of 4:00 p.m. on the date of the proposed substitution.

     Interpretations of the 1940 Act by the SEC staff limit appraisal rights of investors in a registered unit investment trust, such as Contract owners, to those provided by Rule 22c-1 under the 1940 Act. Rule 22c-1, in effect, requires for transactions such as the proposed substitution, that accumulation units have a value equal to their net asset value per share determined as of 4:00 p.m. on the date of the proposed substitution.

     You should note, however, that before the proposed substitution occurs, Contract owners will be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccount to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under their Contract. During the 30 days after the proposed substitution, Contract owners will be permitted to make a transfer of Contract value (or annuity unit exchange) from the subaccount investing in the Replacement Portfolio to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under their Contract.

Inquiries

     Owners may make inquiries by contacting their registered representative or by writing MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660, or by calling 1-800-284-4536.



METLIFE INVESTORS USA REQUESTS THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     FORM OF
                             VOTING INSTRUCTION CARD

                     MetLife Investors USA Insurance Company
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                          YOUR VOTE IS VERY IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN THIS VOTING
                INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY!



Name of Contract Owner                      Voting Control Number:
                                            ---------------------
Address
City, ST     00000


I, the undersigned, hereby instruct MetLife Investors USA Insurance Company ("MetLife Investors USA") to count all of the accumulation units that I owned as of January 30, 2004, in the subaccount(s) of MetLife Investors USA Separate Account A listed on the reverse side as being voted as indicated on this Voting Instruction Card.

METLIFE INVESTORS USA RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL(S).


   -----------------------------------------------------------------------------
         You may also vote by:

         o        Telephone:

                  1.  Call toll free 1-866-235-4258.
                  2.   Enter your voting control number (found above).
                  3.   Follow the simple instructions.

         o        Fax:

                   After completing and signing this Card, fax it (both front and back sides) to 1-888-796-9932.

         o        Internet:

                   Visit our website at https://vote.proxy-direct.com and
                   follow the instructions for voting via Internet.
   -----------------------------------------------------------------------------




     THESE VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF METLIFE INVESTORS USA. RECEIPT OF THE ACCOMPANYING VOTING INFORMATION STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                                    -------------------------
                                                    Signature

                                                     ------------------------
                                                    Signature (if held jointly)

                                                    -------------------------
                                                    Date

                               (Please see reverse side to vote.)

ACCUMULATION UNITS HELD ON YOUR BEHALF WILL BE VOTED AS INDICATED BELOW OR AS "FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

If this Voting Instruction Card is signed and returned and no specification is made, MetLife Investors USA will count the vote as "FOR" all of the Proposals. Please note that a vote to "ABSTAIN" will have the same effect as a "NO" vote.

To be counted, Voting Instruction Cards must be received by MetLife Investors USA no later than Friday, April 23, 2004 at 4:00 p.m. Pacific Time.




PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.  EXAMPLE:  |X|


SUBACCOUNT(s)                                        UNITS
[Current Subaccount Name]


METLIFE INVESTORS USA RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING:




     To approve the substitution of Class A shares of the Replacement Portfolio(s) listed below for the shares of the corresponding Current
     Portfolio(s) listed below that is currently included as an investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company.


                  Replacement Portfolio                         Current Portfolio

           1.     [Name of Replacement Portfolio], a series     [Class of shares] shares of [Name of
                  of [Name of Trust]                            Current Portfolio]

            Mark         |_| To Vote FOR      |_| To Vote AGAINST        |_| To ABSTAIN From Voting.





     IMPORTANT:  PLEASE  SIGN AND DATE ON THE  REVERSE  SIDE  BEFORE  MAILING OR
     FAXING